UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 6, 2019
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Matador Resources Company (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 6, 2019. At the Annual Meeting, as discussed below, the shareholders approved the Company’s 2019 Long-Term Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is included in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 25, 2019 and is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On the April 12, 2019 record date for the Annual Meeting, there were 116,392,034 shares of the Company’s common stock outstanding with each such share being entitled to one vote.
A total of 110,153,285 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.

Proposal 1: Election of Directors
The shareholders elected R. Gaines Baty, Craig T. Burkert and Matthew P. Clifton as Class II directors of the Company for a term expiring at the Annual Meeting of Shareholders in 2022 or the earlier death, retirement, resignation or removal of such director.

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
R. Gaines Baty	81,184,068	16,310,429	51,965	12,606,823
Craig T. Burkert	81,203,943	16,313,436	29,083	12,606,823
Matthew P. Clifton	92,186,911	5,330,571	28,980	12,606,823

Proposal 2: Approval of 2019 Long-Term Incentive Plan
The shareholders approved the Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,444,333	1,979,479	122,650	12,606,823

Proposal 3: Advisory Vote on 2018 Executive Compensation
The shareholders approved the non-binding advisory resolution approving the 2018 compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
94,461,688	2,896,055	188,719	12,606,823

Proposal 4: Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2019
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Votes Abstained
109,421,576	673,182	58,527

Item 8.01	Other Events.
At the Annual Meeting, the Company announced the results of the Stebbins #204H well, a Wolfcamp A-XY completion in Eddy County, New Mexico, which tested 2,005 barrels of oil equivalent per day (72% oil) during a 24-hour initial potential test. Further details regarding such well results are contained in the investor presentation that was posted on June 6, 2019 on the Company’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Matador Resources Company 2019 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on June 6, 2019).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: June 10, 2019	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President